UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2011

Syntroleum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5416 S. Yale Avenue, Suite 400, Tulsa, Oklahoma		74135
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-592-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Form 10-K/A amends the Annual Report on Form 10-K for the year ended December 31, 2010 (the "Original Report") and is being filed by Syntroleum Corporation to correct a clerical error that occured in the filing of the Original Report.

There was an omission of the auditing firm's name on the annual report of Dynamic Fuels LLC, which was filed as exhibit 99.3 to our Original Report. The corrected exhibit 99.3 is attached to the Amendment on Form 10-K/A. No other changes have been made in our previously filed Annual Report.

The Form 10-K/A was filed with the Securities and Exchange Commission on July 18, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntroleum Corporation

July 18, 2011	By:	/s/ Karen L. Gallagher

Name: Karen L. Gallagher
Title: Sr. VP of Finance/PFO